Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 5, 2026 (this “Amendment”), among MILLROSE PROPERTIES, INC., a Maryland corporation (the “Borrower”), the Guarantors party hereto, the Lenders and Issuing Banks party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the lenders and issuing banks party thereto (the “Lenders”), and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of March 25, 2026 (the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement;

WHEREAS, the Borrower, the Administrative Agent and all of the Lenders party to the Credit Agreement desire to amend the Applicable Rate pursuant to Section 9.2(a)(i) of the Credit Agreement (the “Amendment No. 1 Repricing”);

WHEREAS, (i) JPMorgan Chase Bank, N.A., Citibank, N.A., Goldman Sachs Bank, Wells Fargo Securities, LLC, BofA Securities, Inc., Mizuho Bank, Ltd. and Citizens Bank, N.A. are acting as the joint lead arrangers (in such capacities, the “Joint Lead Arrangers”) and joint bookrunners (in such capacities, the “Joint Bookrunners”), (ii) Citibank, N.A. and Goldman Sachs Bank are acting as co-syndication agents (in such capacities, the “Co-Syndication Agents”) and (iii) Wells Fargo Bank, National Association, Bank of America, N.A., Mizuho Bank, Ltd. and Citizens Bank, N.A. are acting as co-documentation agents (in such capacities, the “Co-Documentation Agents” and, together with the Joint Lead Arrangers, the Joint Bookrunners and the Co-Syndication Agents, the “Arrangers”);

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. Subject to the occurrence of the Amendment Effective Date (as defined below), the Pricing Schedule attached to the Credit Agreement is hereby amended as set forth below:

PRICING SCHEDULE

	Level I	Level II	Level III
Leverage Ratio	< 0.30x	> 0.30x and < 0.40x	> 0.40x
Applicable SOFR Margin	1.75%	2.00%	2.25%
Applicable Base Rate Margin	0.75%	1.00%	1.25%
Applicable Fee Rate	0.275%	0.325%	0.375%

Section 2. Representations and Warranties. The Loan Parties represent and warrant as of the date hereof and as of the Amendment Effective Date (before and after giving effect to this Amendment) that:

(a) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on the date hereof and as of the Amendment Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date (provided that any representation and warranty that is qualified as to materiality, material adverse effect or similar language shall be true and correct in all respects as of such date, or shall have been true and correct in all respects as of such earlier date, as applicable); and

(b) no Default or Event of Default (i) has occurred and is continuing on the date hereof or the Amendment Effective Date or (ii) exists or would exist after giving effect to this Amendment.

Section 3. Conditions to Effectiveness. The amendments set forth in Section 1 of this Amendment shall become effective on the date (such date, the “Amendment Effective Date”) on which each of the following conditions is satisfied or waived:

(a) Certain Documents. The Administrative Agent shall have received on or prior to the Amendment Effective Date each of the following, each dated or dated as of the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance satisfactory to the Administrative Agent:

(i) this Amendment executed by each Lender as of the Amendment Effective Date, each Loan Party and the Administrative Agent;

(ii) certified copies of resolutions of the board of directors or the sole member, as applicable, of each Loan Party approving the execution, delivery and performance of this Amendment and the other documents to be executed in connection herewith;

(iii) the charter, bylaws (or equivalent governing document), certificate of good standing, incumbency certificate and officer’s certificate of the Borrower and the other Loan Parties described in Section 5.1(i), (ii) and (iii) of the Credit Agreement (or, at the option of the Borrower, confirming that there are no changes to such certificates since the last date on which copies of such certificates and attachments were delivered to the Administrative Agent and that such certificates and attachments remain true and correct as if made and delivered on the Amendment Effective Date);

(iv) a certificate signed by (A) the chief financial officer, controller, chief accounting officer, or other officer that has similar responsibilities of the Borrower, stating that on the Amendment Effective Date, no Default or Event of Default has occurred and is continuing and that all of the representations and warranties in Article VI of the Credit Agreement are true and correct in all material respects (except (1) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date and (2) to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects, or were true and correct in all respects, as applicable) and (B) an Authorized Officer of the Borrower to the effect that each of the conditions set forth in this Section 3 are satisfied; and

(v) written opinions of (A) Akin Gump Strauss Hauer & Feld LLP, counsel to the Borrower and the other Loan Parties, and (B) Venable LLP, special Maryland counsel to the Borrower, in each case addressed to the Administrative Agent and the Lenders in form and substance reasonably satisfactory to the Administrative Agent.

(b) Fees and Expenses. There shall have been paid to the Administrative Agent:

(i) to the extent required under Section 10.7(a)(i) of the Credit Agreement, for the account of the Administrative Agent, the Arrangers and their Affiliates, all expenses due and payable on or before the Amendment Effective Date, to the extent invoiced at least three (3) Business Days prior to the Amendment Effective Date; and

(ii) for the account of each Lender that has agreed to the Amendment No. 1 Repricing, a consent fee equal to 0.05% of the aggregate principal amount of such Lender’s Commitment on the Amendment Effective Date.

Section 4. Expenses; Indemnification. The Borrower, the Administrative Agent and the Arrangers confirm that Section 10.7 of the Credit Agreement applies to this Amendment and the transactions contemplated hereby for the benefit of the Administrative Agent and the Arrangers.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Section 15.1(b) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

Section 6. Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Agreement. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are, except as expressly set forth herein, ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument; provided, however, that nothing herein shall be interpreted to change the date of the Credit Agreement. This Amendment shall constitute a Loan Document. Additionally, the execution and delivery of this Amendment shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment Effective Date.

Section 9. Acknowledgement and Affirmation. Each of the Borrower and each Guarantor hereby (i) expressly acknowledges the terms of the Credit Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Amendment, its obligations under the Loan Documents (including the Guaranty Agreement) executed by the Borrower or such Guarantor, as applicable, and (iii) after giving effect to this Amendment, acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

Section 10. Issuing Bank Consent. Each Lender that is an Issuing Bank, by execution of this Amendment, consents to this Amendment in its capacity as Issuing Bank.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MILLROSE PROPERTIES, INC.

By:	/s/ Garett Rosenblum
Name: Garett Rosenblum
Title: Chief Financial Officer

MILLROSE PROPERTIES SPE LLC

By: Millrose Properties, Inc., its sole member

By:	/s/ Garett Rosenblum
Name: Garett Rosenblum
Title: Chief Financial Officer

MPSAB, LLC

By: Millrose Properties SPE LLC, its sole member

By: Millrose Properties, Inc., its sole member

By:	/s/ Garett Rosenblum
Name: Garett Rosenblum
Title: Chief Financial Officer

[Amendment No. 1 to Millrose A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and Lender

By:	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Executive Director

[Amendment No. 1 to Millrose A&R Credit Agreement]

BANK OF AMERICA, N.A.,
as Lender,

By:	/s/ William Campano
Name: William Campano
Title: Senior Vice President

[Amendment No. 1 to Millrose A&R Credit Agreement]

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory

[Amendment No. 1 to Millrose A&R Credit Agreement]

MIZUHO BANK, LTD.,
as Lender,

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

[Amendment No. 1 to Millrose A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender,

By:	/s/ Cinthya Hanselman
Name: CINTHYA HANSELMAN
Title: EXECUTIVE DIRECTOR

[Amendment No. 1 to Millrose A&R Credit Agreement]

CITIBANK, N.A.,
as Lender,

By:	/s/ Saad Zaman
Name: Saad Zaman
Title: Authorized Signatory

[Amendment No. 1 to Millrose A&R Credit Agreement]

CITIZENS BANK, N.A.,
as a Lender,

By:	/s/ Robert Maddox
Name: Robert Maddox
Title: Senior Vice President

[Amendment No. 1 to Millrose A&R Credit Agreement]

Third Coast Bank a Texas state bank,
as Lender,

By:	/s/ Tiffany Barfield
Name: Tiffany Barfield
Title: Bank Officer

[Amendment No. 1 to Millrose A&R Credit Agreement]